Exhibit (h)(18)

AMENDED AND RESTATED

SCHEDULE A

to the

Expense Limitation Agreement

(as of October 1, 2018)

Fund	Expense Limit (%)	Date of Expiration of Expense Limit
BMO TCH Core Plus Bond Fund
Investor Class (Class Y)	0.59%	12/31/2019
Institutional Class (Class I)	0.55%	12/31/2019
Adviser Class (Class A)	0.59%	12/31/2019
BMO TCH Corporate Income Fund
Investor Class (Class Y)	0.59%	12/31/2019
Institutional Class (Class I)	0.55%	12/31/2019
Adviser Class (Class A)	0.59%	12/31/2019
BMO LGM Emerging Markets Equity Fund
Institutional Class (Class I)	1.15%	12/31/2019
Adviser Class (Class A)	1.40%	12/31/2019
BMO Strategic Income Fund
Investor Class (Class Y)	0.80%	12/31/2019
Institutional Class (Class I)	0.55%	12/31/2019
Adviser Class (Class A)	0.80%	12/31/2019
BMO Government Money Market Fund
Investor Class (Class Y)	0.45%	12/31/2019
Premier Class	0.20%	12/31/2019
BMO Intermediate Tax-Free Fund
Investor Class (Class Y)	0.55%	12/31/2019
Institutional Class (Class I)	0.50%	12/31/2019
Adviser Class (Class A)	0.55%	12/31/2019
BMO Large-Cap Value Fund
Institutional Class (Class I)	0.54%	12/31/2019
Adviser Class (Class A)	0.79%	12/31/2019
R6 Class	0.39%	12/31/2019
BMO Large-Cap Growth Fund
Investor Class (Class Y)	0.79%	12/31/2019
Institutional Class (Class I)	0.54%	12/31/2019
Adviser Class (Class A)	0.79%	12/31/2019
R6 Class	0.39%	12/31/2019
BMO Mid-Cap Value Fund
Institutional Class (Class I)	0.99%	12/31/2019
Adviser Class (Class A)	1.24%	12/31/2019
R6 Class	0.84%	12/31/2019
BMO Mid-Cap Growth Fund
Institutional Class (Class I)	0.99%	12/31/2019
Adviser Class (Class A)	1.24%	12/31/2019
R6 Class	0.84%	12/31/2019
BMO Prime Money Market Fund
Investor Class (Class Y)	0.45%	12/31/2019

Premier Class	0.20%	12/31/2019
BMO Short-Term Income Fund
Institutional Class (Class I)	0.35%	12/31/2019
Adviser Class (Class A)	0.60%	12/31/2019
BMO Small-Cap Value Fund
Institutional Class (Class I)	0.99%	12/31/2019
Adviser Class (Class A)	1.24%	12/31/2019
R6 Class	0.84%	12/31/2019
BMO Small-Cap Growth Fund
Institutional Class (Class I)	0.99%	12/31/2019
Adviser Class (Class A)	1.24%	12/31/2019
BMO Tax-Free Money Market Fund
Investor Class (Class Y)	0.45%	12/31/2019
Premier Class	0.20%	12/31/2019
BMO Ultra Short Tax-Free Fund
Institutional Class (Class I)	0.30%	12/31/2019
Adviser Class (Class A)	0.55%	12/31/2019
BMO Dividend Income Fund
Institutional Class (Class I)	0.65%	12/31/2019
Adviser Class (Class A)	0.90%	12/31/2019
BMO Pyrford International Stock Fund
Institutional Class (Class I)	0.94%	12/31/2019
Adviser Class (Class A)	1.19%	12/31/2019
R6 Class	0.79%	12/31/2019
BMO High Yield Bond Fund
Institutional Class (Class I)	0.65%	12/31/2019
Adviser Class (Class A)	0.90%	12/31/2019
BMO Low Volatility Equity Fund
Institutional Class (Class I)	0.65%	12/31/2019
Adviser Class (Class A)	0.90%	12/31/2019
BMO Short Tax-Free Fund
Institutional Class (Class I)	0.40%	12/31/2019
Adviser Class (Class A)	0.55%	12/31/2019
BMO In-Retirement Fund
Investor Class (Class Y)	0.33%	12/31/2019
R3 Class	0.58%	12/31/2019
R6 Class	(0.07)%	12/31/2019
BMO Target Retirement 2020 Fund
Investor Class (Class Y)	0.33%	12/31/2019
R3 Class	0.58%	12/31/2019
R6 Class	(0.07)%	12/31/2019
BMO Target Retirement 2030 Fund
Investor Class (Class Y)	0.37%	12/31/2019
R3 Class	0.62%	12/31/2019
R6 Class	(0.03)%	12/31/2019
BMO Target Retirement 2040 Fund
Investor Class (Class Y)	0.36%	12/31/2019
R3 Class	0.61%	12/31/2019
R6 Class	(0.04)%	12/31/2019
BMO Target Retirement 2050 Fund
Investor Class (Class Y)	0.36%	12/31/2019

R3 Class	0.61%	12/31/2019
R6 Class	(0.04)%	12/31/2019
BMO Conservative Allocation Fund
Investor Class (Class Y)	0.33%	12/31/2019
Institutional Class (Class I)	0.08%	12/31/2019
R3 Class	0.58%	12/31/2019
R6 Class	(0.07)%	12/31/2019
BMO Moderate Allocation Fund
Investor Class (Class Y)	0.30%	12/31/2019
Institutional Class (Class I)	0.05%	12/31/2019
R3 Class	0.55%	12/31/2019
R6 Class	(0.10)%	12/31/2019
BMO Balanced Allocation Fund
Investor Class (Class Y)	0.33%	12/31/2019
Institutional Class (Class I)	0.08%	12/31/2019
R3 Class	0.58%	12/31/2019
R6 Class	(0.07)%	12/31/2019
BMO Growth Allocation Fund
Investor Class (Class Y)	0.30%	12/31/2019
Institutional Class (Class I)	0.05%	12/31/2019
R3 Class	0.55%	12/31/2019
R6 Class	(0.10)%	12/31/2019
BMO Aggressive Allocation Fund
Investor Class (Class Y)	0.33%	12/31/2019
Institutional Class (Class I)	0.08%	12/31/2019
R3 Class	0.58%	12/31/2019
R6 Class	(0.07)%	12/31/2019
BMO Global Low Volatility Equity Fund
Institutional Class (Class I)	0.85%	12/31/2019
Adviser Class (Class A)	1.10%	12/31/2019
BMO Target Retirement 2015 Fund
Investor Class (Class Y)	0.33%	12/31/2019
R3 Class	0.58%	12/31/2019
R6 Class	(0.07)%	12/31/2019
BMO Target Retirement 2025 Fund
Investor Class (Class Y)	0.33%	12/31/2019
R3 Class	0.58%	12/31/2019
R6 Class	(0.07)%	12/31/2019
BMO Target Retirement 2035 Fund
Investor Class (Class Y)	0.37%	12/31/2019
R3 Class	0.62%	12/31/2019
R6 Class	(0.03)%	12/31/2019
BMO Target Retirement 2045 Fund
Investor Class (Class Y)	0.36%	12/31/2019
R3 Class	0.61%	12/31/2019
R6 Class	(0.04)%	12/31/2019
BMO Target Retirement 2055 Fund
Investor Class (Class Y)	0.36%	12/31/2019
R3 Class	0.61%	12/31/2019
R6 Class	(0.04)%	12/31/2019
BMO Small-Cap Core Fund

Institutional Class (Class I)	0.90%	12/31/2019
Adviser Class (Class A)	1.15%	12/31/2019
BMO Alternative Strategies Fund(1)
Institutional Class (Class I)	1.45%	12/31/2019
Adviser Class (Class A)	1.70%	12/31/2019
BMO Disciplined International Equity Fund
Institutional Class (Class I)	0.90%	12/31/2019
Adviser Class (Class A)	1.15%	12/31/2019
R6 Class	0.75%	12/31/2019
BMO Global Long/Short Equity Fund(1)
Institutional Class (Class I)	1.35%	12/31/2019
Adviser Class (Class A)	1.60%	12/31/2019
R6 Class	1.20%	12/31/2019
BMO Institutional Prime Money Market Fund
Investor Class (Class Y)	0.45%	12/31/2019
Premier Class	0.20%	12/31/2019

(1)

Notwithstanding Section 1.1 of the Amended and Restated Expense Limitation Agreement, in determining whether the ordinary operating expenses incurred by a class of the Fund exceed the percentage of average daily net assets of each class of the Fund set forth in this Schedule A, the ordinary operating expenses incurred by each class of the Fund in any fiscal year shall also exclude dividend and interest expense.

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